UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2006

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

GENERAL MOTORS ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sanjiv Khattri, Executive Vice President and Chief Financial Officer, GMAC, will give an investor presentation at the following receptions/luncheons:

•	Tokyo, Japan, on June 26, 2006;

•	Hong Kong, China, on June 28, 2006;

•	Melbourne, Australia, on June 29, 2006; and

•	Sydney, Australia, on June 30, 2006.

The materials furnished as Exhibit 99.1 will be used in each of the above sessions.

Mr. Khattri’s materials are also available at http://investor.gm.com in Calendar/Events in the Recent Events section.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION
(Registrant)

Dated: June 26, 2006	/S/ SANJIV KHATTRI
Sanjiv Khattri Executive Vice President, Chief Financial Officer and Director

Dated: June 26, 2006	/S/ LINDA K. ZUKAUCKAS
Linda K. Zukauckas Vice President and Corporate Controller